                                                                    Exhibit 99.3

           CERBCO, INC. RECAPITALIZATION ELECTION AND TRANSMITTAL FORM

        ================================================================
                       FOR HOLDERS OF CLASS B COMMON STOCK
        =================================================================

1.    SHARES OF CERBCO, INC. CLASS B COMMON STOCK THAT YOU OWN:


                CERTIFICATE NUMBER                     NUMBER OF SHARES
      --------------------------------------- -----------------------------
      --------------------------------------- -----------------------------

      --------------------------------------- -----------------------------
      --------------------------------------- -----------------------------

      --------------------------------------- -----------------------------
      --------------------------------------- -----------------------------

      --------------------------------------- -----------------------------

      TOTAL OF ALL SHARES LISTED ABOVE: ____________________

2.    SOCIAL SECURITY NUMBER OR TAXPAYER ID NUMBER:

      -----  ----- ----- ----- ----- ----- ----- ----- -----

      -----  ----- ----- ----- ----- ----- ----- ----- -----

3. MARK THIS BOX IF THE STOCK CERTIFICATES THAT YOU WISH TO SURRENDER HAVE
   BEEN LOST, DESTROYED, MUTILATED OR STOLEN.  (THEN PLEASE COMPLETE ANNEX A OF [ ]
   THE ELECTION FORM.)

4. MARK THIS BOX IF YOU WANT YOUR CERBCO NEW CLASS B COMMON STOCK CERTIFICATES
   TO BE ISSUED IN A NAME OTHER THAN THE NAME SET FORTH ON YOUR CURRENTLY HELD  [ ]
   CLASS B COMMON STOCK CERTIFICATES. (THEN PLEASE COMPLETE ANNEX B OF THE
   ELECTION FORM.)

5. MARK THIS BOX IF YOU WISH TO PROVIDE SPECIAL MAILING INSTRUCTIONS FOR THE    [ ]
   STATEMENTS AND/OR CHECKS TO WHICH YOU MAY BE ENTITLED. (THEN PLEASE COMPLETE
   ANNEX C OF THE ELECTION FORM.)

                              CHOICE OF ELECTION

6. MARK THIS BOX IF YOU WISH TO MAKE THE ALL STOCK ELECTION AND RECEIVE 2.5     [ ]
   SHARES OF CERBCO NEW CLASS B COMMON STOCK FOR EACH SHARE OF CLASS B COMMON
   STOCK THAT YOU PRESENTLY HOLD.

7. MARK THIS BOX IF YOU WISH TO MAKE THE HYBRID--STOCK AND CASH ELECTION AND    [ ]
   RECEIVE $3.33 IN CASH AND ONE SHARE OF CERBCO NEW CLASS B COMMON STOCK FOR
   EACH SHARE OF CLASS B COMMON STOCK THAT YOU PRESENTLY HOLD.

8. MARK THIS BOX IF YOU WISH TO MAKE THE ALL STOCK ELECTION WITH RESPECT TO
   SOME OF YOUR SHARES OF CLASS B COMMON STOCK AND THE HYBRID--STOCK AND CASH
   ELECTION WITH RESPECT TO OTHER OF YOUR SHARES OF CLASS B COMMON STOCK.       [ ]
   THEN PLEASE INDICATE THE NUMBER OF SHARES TO WHICH EACH ELECTION APPLIES IN
   THE SPACE PROVIDED.

   ALL STOCK ELECTION FOR _______________ SHARES. (YOU CAN ELECT TO RECEIVE
      2.5 SHARES OF CERBCO NEW CLASS B COMMON STOCK FOR EACH SHARE THAT YOU
                                PRESENTLY HOLD.)

   HYBRID--STOCK AND CASH ELECTION FOR ______________SHARES. (YOU CAN ELECT TO
   RECEIVE $3.33 AND ONE SHARE OF CERBCO NEW CLASS B COMMON STOCK FOR EACH
   SHARE THAT YOU PRESENTLY HOLD.)

         THIS ELECTION AND TRANSMITTAL FORM AND YOUR STOCK CERTIFICATE(S) MUST BE RECEIVED BY AMERICAN STOCK TRANSFER AND TRUST COMPANY NO LATER THAN _____ _.M. ON _____________ __, 2002.

       ======================================================================
       YOU MUST COMPLETE BOX 6, 7 OR 8 IN ORDER TO MAKE AN ELECTION IN THE
                                RECAPITALIZATION.

         YOU ALSO MUST COMPLETE THE SUBSTITUTE FORM W-9 THAT ACCOMPANIES THIS
                   ELECTION AND TRANSMITTAL FORM AS ANNEX D.
        ======================================================================


-------------------------------------------------   ---------------------------
              SIGNATURE OF OWNER                              DATE


-------------------------------------------------   ---------------------------
         SIGNATURE OF CO-OWNER, IF ANY                        DATE

-------------------------------------------------   ---------------------------
           DAYTIME TELEPHONE NUMBER                   EVENING TELEPHONE NUMBER

                                                                       ANNEX A

        AFFIDAVIT OF LOST, DESTROYED, MUTILATED OR STOLEN CERTIFICATE(S)
         (NOTE: AFFIDAVIT IS INVALID UNLESS SIGNED BELOW AND NOTARIZED)

===============================================================================

 COMPLETE THIS FORM ONLY IF YOU CANNOT LOCATE SOME OR ALL OF YOUR CERBCO CLASS B
            COMMON STOCK CERTIFICATES. PLEASE TYPE OR PRINT CLEARLY.

===============================================================================

SOCIAL SECURITY NUMBER OR TAXPAYER ID NUMBER:
    ---- ---- ---- ---- ---- ---- ---- ---- ----

    ---- ---- ---- ---- ---- ---- ---- ---- ----

TOTAL NUMBER OF SHARES LOST:
                            ---------------------------------------------------

PLEASE PROVIDE CERTIFICATE NUMBERS, IF KNOWN                             NUMBER OF SHARES
----------------------------------------------------------    --------------------------------------

----------------------------------------------------------    --------------------------------------

----------------------------------------------------------    --------------------------------------

                                                              --------------------------------------

                  PLEASE ATTACH A SEPARATE SHEET, IF NECESSARY.

I HEREBY CERTIFY THAT I AM THE LAWFUL OWNER OF THE SHARES LISTED ABOVE AND, TOGETHER WITH ANY JOINT OWNER, I AM ENTITLED TO THE FULL AND EXCLUSIVE POSSESSION OF SUCH SHARES. THESE SHARES HAVE NOT BEEN PLEDGED OR ENDORSED, NO INTEREST IN THEM HAS BEEN SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF BY ME OR ON MY BEHALF, AND NO OTHER PERSON, FIRM, CORPORATION, AGENCY OR GOVERNMENT HAS, OR HAS ASSERTED, ANY RIGHT OR TITLE, CLAIM, EQUITY OR INTEREST IN, TO OR RESPECTING THE CERTIFICATE(S) SO LISTED OR THE SHARES REPRESENTED THEREBY. I HAVE MADE A DILIGENT SEARCH FOR THE CERTIFICATE(S) AND I HAVE BEEN UNABLE TO FIND IT (OR THEM). I AGREE, FOR MYSELF AND MY HEIRS, EXECUTORS, PERSONAL REPRESENTATIVES, ADMINISTRATORS, SUCCESSORS AND/OR ASSIGNS (MY "ASSOCIATES"), IN CONSIDERATION OF THE EXCHANGE OF THE SHARES OF CERBCO CLASS B COMMON STOCK REPRESENTED BY SUCH CERTIFICATE(S), COMPLETELY TO INDEMNIFY, PROTECT AND HOLD HARMLESS CERBCO, INC. AND AMERICAN STOCK TRANSFER AND TRUST COMPANY AND THEIR RESPECTIVE AFFILIATES COLLECTIVELY, FROM AND AGAINST ANY AND ALL LOSSES, COSTS AND DAMAGES TO WHICH ANY OF THEM MAY BE SUBJECT OR FOR WHICH ANY OF THEM MAY BE LIABLE. I AGREE TO SURRENDER THE CERTIFICATE(S) FOR CANCELLATION SHOULD I FIND IT (OR THEM) AT ANY TIME.

THIS AFFIDAVIT IS MADE IN CONNECTION WITH THE RECAPITALIZATION OF CERBCO, INC., FOR THE PURPOSE OF INDUCING CERBCO, INC. TO ISSUE TO ME, OR CAUSE TO BE ISSUED TO ME, CERTIFICATES REPRESENTING SHARES OF CERBCO NEW CLASS B COMMON STOCK OR SUCH CERTIFICATES AND CASH AT THE RATE OF $3.33 PER SHARE IN CONNECTION WITH SUCH RECAPITALIZAITON, WITHOUT REQUIRING THE SURRENDER OF THE ORIGINAL CERBCO, INC. CERTIFICATES.

IN CONSIDERATION THEREOF, I AGREE THAT, IN THE EVENT THE LOST, STOLEN, OR DESTROYED CERTIFICATE(S) BE FOUND OR OTHERWISE COME INTO MY POSSESSION, CUSTODY OR CONTROL, OR THAT OF MY ASSOCIATES, SAID CERTIFICATE(S) SHALL BE PROMPTLY DELIVERED TO CERBCO, INC. I FURTHER AGREE THAT I AND/OR MY ASSOCIATES, SHALL AT ALL TIMES INDEMNIFY AND HOLD HARMLESS CERBCO, INC. AND ITS AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS AGAINST ANY AND ALL CLAIMS, ACTIONS AND SUITS, WHETHER GROUNDLESS OR OTHERWISE, AGAINST ANY LIABILITIES, LOSSES, DAMAGES, COSTS, CHARGES, COUNSEL FEES, AND OTHER EXPENSES OF EVERY NATURE AND CHARACTER BY REASON OF THE LOST, STOLEN OR DESTROYED CERTIFICATE(S), THE CANCELLATION OF SUCH CERTIFICATE(S), OR THE ISSUANCE OF THE NEW CERTIFICATE(S) WITHOUT THE SURRENDER OF THE ORIGINAL CERTIFICATES(S).

I HAVE READ THE FOREGOING AND HEREBY SWEAR OR AFFIRM THAT THE REPRESENTATIONS CONTAINED HEREIN ARE TRUE, AND THE FACTS SWORN TO BY ME REPRESENT MATTERS IN WHICH I AM COMPETENT AND QUALIFIED TO SECURE AS EVIDENCE.

          NOTARY REQUIRED. AFFIDAVIT IS NOT VALID IF NOT SIGNED BELOW.


------------------------------------------    ---------------------------------
           SIGNATURE OF OWNER                               DATE


------------------------------------------   ----------------------------------
      SIGNATURE OF CO-OWNER, IF ANY                         DATE

State of _____________________ :
                               : ss.
County of ___________________  :

                  PERSONALLY appeared before me, the undersigned Notary Public, _________________________________ and _____________________________, who, after being first duly sworn, under oath, states that s/he is the owner or co-owner, as the case may be, of the shares of CERBCO Class B Common Stock reflected in the foregoing and state(s) that the foregoing is true and correct to the best of his/her knowledge, information and belief, in my capacity as a notary public, in and for the jurisdiction aforesaid, this ______ day of _______________, 2002.


                                     ----------------------------------------
                                     NOTARY PUBLIC

                                     My Commission Expires:

                                                                        ANNEX B
                          SPECIAL ISSUANCE INSTRUCTIONS

===============================================================================
COMPLETE THIS FORM ONLY IF YOU WISH SOME OR ALL OF YOUR SHARES OF NEW CERBCO CLASS B COMMON STOCK AND/OR CHECKS TO BE ISSUED IN A NAME OTHER THAN YOURS (THE REGISTERED HOLDER). PLEASE COMPLETE A SEPARATE ANNEX B FOR EACH PERSON, OTHER THAN YOURSELF, TO WHOM CERTIFICATE(S) AND/OR CHECKS ARE TO BE ISSUED.

===============================================================================


                ----                  ----
PLEASE ISSUE:        CHECK(S)              CERTIFICATE(S) TO:
                ----                  ----

NAME:  ________________________________________________________________________

ADDRESS: ______________________________________________________________________

         ______________________________________________________________________
                            (PLEASE INCLUDE ZIP CODE)
EMPLOYER IDENTIFICATION OR SOCIAL ---- ---- ---- ---- ---- ---- ---- ----
SECURITY NUMBER:
                                  ---- ---- ---- ---- ---- ---- ---- ----

                           PLEASE SIGN AND DATE BELOW.

----------------------------------------    -----------------------------------
        SIGNATURE OF OWNER                                  DATE


----------------------------------------    -----------------------------------
   SIGNATURE OF CO-OWNER, IF ANY                            DATE

===============================================================================
MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON THE CERTIFICATE(S) BEING SURRENDERED OR BY THE PERSON OR PERSONS AUTHORIZED TO BECOME REGISTERED HOLDER(S) [BY CERTIFICATE ENDORSEMENT AND TRANSMITTED WITH THIS ANNEX B]. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION, OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FOLLOWING
INFORMATION:
===============================================================================

NAME(S):
           --------------------------------------------------------------------
CAPACITY/IES (FULL TITLE(S)):
                               ------------------------------------------------
ADDRESS:
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
                            (PLEASE INCLUDE ZIP CODE)

TELEPHONE NUMBER:
                  -------------------------------------------------------------
                           (PLEASE INCLUDE AREA CODE)

===============================================================================
                SIGNATURE GUARANTEE
                (SEE INSTRUCTIONS)                        SIGNATURE
                                                          GUARANTEE
                                                          MEDALLION
                                                       ========================
NAME OF FIRM:
              -----------------------------------------------------------------
ADDRESS:
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
                            (PLEASE INCLUDE ZIP CODE)

AUTHORIZED SIGNATURE:
                      ---------------------------------------------------------
NAME OF PERSON SIGNING:
                       --------------------------------------------------------
TELEPHONE NUMBER:
                 --------------------------------------------------------------
                           (PLEASE INCLUDE AREA CODE)
===============================================================================

                                                                         ANNEX C

                          SPECIAL DELIVERY INSTRUCTIONS


================================================================================
 COMPLETE THIS FORM ONLY IF YOU WISH CERTIFICATES AND/OR CHECKS ISSUED PURSUANT TO THE CERBCO, INC. RECAPITALIZATION TO BE MAILED TO SOMEONE OTHER THAN YOU OR TO YOU AT AN ADDRESS OTHER THAN THAT SHOWN ON THE BOOKS OF AMERICAN STOCK TRANSFER AND TRUST COMPANY.
================================================================================


 PLEASE MAIL:     [_] CHECK(S)    [_] CERTIFICATE(S) TO:


 NAME:  ________________________________________________________________________

 ADDRESS:  _____________________________________________________________________

           _____________________________________________________________________
                            (PLEASE INCLUDE ZIP CODE)

                           PLEASE SIGN AND DATE BELOW.

______________________________________________   _______________________________
                SIGNATURE OF OWNER                                DATE


______________________________________________   _______________________________
           SIGNATURE OF CO-OWNER, IF ANY                          DATE

================================================================================
 MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON THE CERTIFICATE(S) BEING SURRENDERED OR BY THE PERSON OR PERSONS AUTHORIZED TO BECOME REGISTERED HOLDER(S). IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION, OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FOLLOWING INFORMATION:
================================================================================

 NAME(S):  _____________________________________________________________________

 CAPACITY/IES (FULL TITLE(S)):  ________________________________________________

 ADDRESS:  _____________________________________________________________________

           _____________________________________________________________________
                             (PLEASE INCLUDE ZIP CODE)

 TELEPHONE NUMBER: _____________________________________________________________
                                     (PLEASE INCLUDE AREA CODE)


================================================================================
                 SIGNATURE GUARANTEE
                  (SEE INSTRUCTIONS)                           SIGNATURE
                                                               GUARANTEE
                                                               MEDALLION

                                                        ========================
 NAME OF FIRM:  ________________________________________________________________

 ADDRESS:  _____________________________________________________________________

           _____________________________________________________________________
                            (PLEASE INCLUDE ZIP CODE)

 AUTHORIZED SIGNATURE:
                    ____________________________________________________________

 NAME OF PERSON SIGNING:  ______________________________________________________

 TELEPHONE NUMBER:  ____________________________________________________________
                           (PLEASE INCLUDE AREA CODE)
================================================================================

                                                                         ANNEX D

                               SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                    (PLEASE REFER TO ACCOMPANYING GUIDELINES)
--------------------------------------------------------------------------------------------------------------
PART 1--PLEASE ENTER YOUR SOCIAL SECURITY NUMBER                       -- -- --  -- --  -- -- -- --
OR EMPLOYER IDENTIFICATION NUMBER                                               -     -
                                                                       -- -- --  -- --  -- -- -- --
--------------------------------------------------------------------------------------------------------------
PART 2--CERTIFICATION--Under penalty of perjury I certify that:      PART 3--CERTIFICATION FOR FOREIGN
(1)  The number shown on this form is my correct Taxpayer                     RECORD HOLDERS
     Identification Number (or I am waiting for a number to be
     issued to me) and                                               Under penalty of perjury I certify that:
(2)  I am not subject to backup withholding either because I         I am not a United States citizen or
     am exempt from backup withholding or I have not been            resident (or I am signing for a foreign
     notified by the Internal Revenue Service ("IRS") that I am      corporation, partnership, estate or
     subject to backup withholding as a result of failure to         trust).
     report all interest or dividends, or the IRS has notified
     me that I am no longer subject to backup withholding.           SIGNATURE:
Certification Instructions--You must cross out Item (2) above if you have been notified by the IRS that you are currently
subject to backup withholding.                                       DATE:___________________________________

                                                                     _________________________________________
SIGNATURE:_____________________________________________________      DATE:____________________________________

--------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
PAYMENTS MADE TO YOU.
--------------------------------------------------------------------------------------------------------------